EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2012
Employee Benefits [Abstract]
EMPLOYEE BENEFITS

NOTE L - EMPLOYEE BENEFITS

The Company and its subsidiary bank provide a deferred compensation arrangement (401(k) plan) whereby employees contribute a percentage of their compensation. For employee contributions of six percent or less, the Company and its subsidiary bank provide a 50% matching contribution. Contributions totaled $189,519 in 2012 and $142,584 in 2011.

The Company sponsors an Employee Stock Ownership Plan (ESOP) for employees who have completed one year of service for the Company and attained age 21. Employees become fully vested after five years of service. Contributions to the plan are at the discretion of the Board of Directors. At December 31, 2012, the ESOP held 6,038 shares of Company common stock and had no debt obligation. All shares held by the plan were considered outstanding for net income per share purposes. Total ESOP expense was $22,785 for 2012 and $16,339 for 2011.